FVIT P1 04/21

SUPPLEMENT DATED april 27, 2021

TO THE PROSPECTUS DATED MARCH 1, 2021

OF

FRANKLIN SMALL CAP VALUE FUND

(a series of Franklin Value Investors Trust)

The prospectus is amended as follows:

I. The following paragraph is added under the “Fund Summaries” and “Fund Details” sections for the Franklin Small Cap Value Fund:

Effective at the close of market (1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier) on May 27, 2021, the Fund will be closed to new investors. Existing investors who had an open and funded account on May 27, 2021 can continue to invest through exchanges and additional purchases. The following categories of investors can continue to open new accounts in the Fund: (1) trustees and officers of the Trust; (2) members of the Fund’s portfolio management team; (3) employee sponsored retirement plans or benefit plans and their participants where the Fund was available to participants prior to the Fund’s closure; (4) employee sponsored retirement plans or benefit plans that approved the Fund as an investment option prior to May 27, 2021, but have not opened an account as of that date, provided that the initial account is opened with the Fund on or prior to the Fund’s closure; (5) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the Fund’s closure; and (6) other Franklin Templeton funds and funds for which Franklin Templeton investment managers provide advisory or sub-advisory services upon prior approval by the Fund’s investment manager. The Fund may restrict, reject or cancel any purchase order, including an exchange request, and reserves the right to modify this policy at any time.

II. The following paragraph is added under the “YOUR ACCOUNT” – “Buying Shares” section beginning on page 85:

Effective May 27, 2021, the Franklin Small Cap Value Fund will be closed to most new investors. Please see the first page of the “Fund Details” section for “Franklin Small Cap Value Fund” for more information.

III. The first paragraph under the “YOUR ACCOUNT” – “Selling Shares” section beginning on page 91 is replaced with the following:

You can sell your shares at any time. To make a same day redemption, the redemption request must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier. Please keep in mind that a contingent deferred sales charge (CDSC) may apply. Except for certain investors as previously described in "Franklin Small Cap Value Fund" under "Fund Details" please keep in mind that if you sell all the shares in your Franklin Small Cap Value Fund account, your account will be closed and you will not be able to buy additional Franklin Small Cap Value Fund shares or to reopen your Small Cap Value account. The Franklin Small Cap Value Fund reserves the right to modify these policies at any time.

IV. The first paragraph under the “YOUR ACCOUNT” – “Investor Services” - “Automatic Investment Plan” section beginning on page 88 is replaced with the following:

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and send it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application. Effective May 27, 2021, the Franklin Small Cap Value Fund will be closed to most new investors. Please see the first page of the “Fund Details” section for “Franklin Small Cap Value Fund” for more information.

Please keep this supplement with your prospectus for future reference.